                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the annual report for The OFFITBANK Investment Fund, Inc. for the period ended December 31, 1995. This year we added a new portfolio, the New York Municipal Fund, to our two existing portfolios, the High Yield Fund and the Emerging Markets Fund. All of the Funds continue to increase their net assets. At year end the High Yield Fund had net assets of $479.1 million, the Emerging Markets Fund had net assets of $49.3 million and the New York Municipal Fund had net assets of $12.5 million.

A large part of the decline in global interest rates during 1995 was caused by a reversal of expectations. As we moved from 1994 into 1995, the structure of rates was based on expectations that economic growth in the G7 would continue to be strong, inflation would accelerate, and interest rates would move higher. As it became apparent that economic growth was slowing in the industrial economics and inflation was declining, interest rates declined significantly -- first to reverse the higher rate expectations and then to reflect the new perceptions. The dramatic decline in yields is clearly shown in the following table:

                                                         12/31/94       12/31/95
TREASURY ISSUE                                             YIELD          YIELD          YIELD CHANGE
-----------------------------------------------------  -------------  -------------  --------------------
2 year Treasury......................................         7.69%          5.15%   -254 basis points
5 year Treasury......................................         7.83           5.37    -246
10 year Treasury.....................................         7.83           5.57    -226
30 year Treasury.....................................         7.88           5.95    -193
10 year Germany......................................         7.47%          5.94%   -153
10 year Japan........................................         4.53           3.05    -148

The past being duly noted, the more important question is "where do we go now". There are several factors that we believe will determine the direction of interest rates in 1996.

    - Monetary Policy
     The Federal Reserve has shown a strong and preemptive anti-inflation discipline. This "monetary drag" will take time to reverse until later in the year at the earliest.

    - Fiscal Policy
     "Fiscal drag" has and will continue to restrict economic growth. It is also important to remember that the current debate in Washington is how to reduce the deficit -- not whether it should be reduced.

    - Global Growth
     The economies of the G7 can best be characterized as soft which means that economic weakness in our major trading partners will hurt our exports and therefore reduce U.S. growth.

    - Consumer Spending
     Slow wage growth has made necessary the increased use of credit to maintain personal consumption which reduces inflationary pressures in the U.S. economy which is 60% consumer-driven.

In summary, 1995 was an extraordinary year for the bond markets. Our outlook for interest rates in the U.S. is that bond yields have essentially bottomed, and the market is building in a relatively stable interest rate environment for the near future.

The specific results of our Funds, along with an investment and market commentary from each portfolio manager are part of this report. I believe that each of these commentaries provides useful and informative insights into our Funds, and I hope you find them helpful.

We greatly value your participation in the Fund. If you have any questions regarding the portfolio structure or investment outlook, please do not hesitate to call.

Sincerely,

      [SIGNATURE]
Morris W. Offit

February 9, 1996

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The second half and full year 1995 total returns for the Fund were 6.7% and 17.7%, respectively. The 1995 year end NAV price of $9.92 is 7.2% higher than the 1994 year end price of $9.25. The net assets of the Fund continued to grow, finishing the year at approximately $479 million, up from $363 million at June 30, 1995 and $222 million at December 31, 1994. The 30-day SEC yield for the month ending December 1995 was 9.14%. Average annual total return for the Fund since inception on March 2, 1994 was 9.14%. Please note that performance data represents past performance and that the investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

In a complete reversal of the prior year, the fixed income markets in 1995 provided some of their best returns in modern history. The high yield market had its third best year since the development of high yield market indices in the early 1980's. Net cash flow into high yield funds exceeded $10 billion in 1995 with mutual fund assets now approaching $60 billion, representing approximately 20% of the overall high yield market. New issue high yield securities totaling approximately $40 billion were readily absorbed as additional buyers came into the market.

Despite the excellent year posted by the high yield market, longer dated high grades performed even better due to their duration advantage in a falling interest rate environment. As high yield securities lagged the move in interest rates, spreads between high yield and high grade securities widened to their highest level in over two years. Given today's wide yield spreads, we believe that it will become increasingly difficult for high grades to outperform high yield over any extended period of time, even with a cyclical increase in defaults.

1995 defaults and credit losses increased toward a more normalized level from the unusually low levels of the prior two years. The Fund experienced no defaults, although we took a number of small losses during the year in credits that began to falter. With fundamental credit risk increasing on a cyclical basis, credit selectivity will become an even more important determinant of future performance.

We believe that the current outlook for the high yield market is very favorable. The technicals are strong with continued positive mutual fund cash flows, a number of expected bond calls and little near term supply. Although the forward calendar is building, the quality appears decent and the new supply of high yield issues should be met with good demand. The quality of the high yield market continued to improve last year as BB's increased to 46% of the overall market, and for the first time, exceed single B's in value.

We remain steadfast in our focus on the better quality segment of the high yield market. Approximately 47% of the corporate holdings in the Fund are rated BB and 68% are rated at least B1/B+. Many of the lower rated issues are either senior in the issuer's capital structure or secured.

Stephen T. Shapiro

January 15, 1996

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK High Yield Fund made at the trading commencement date of March 2, 1994 and held through December 31, 1995 as well as the performance of the Merrill Lynch All High Yield Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     AVERAGE ANNUAL TOTAL RETURN                                                     ONE YEAR                 SINCE INCEPTION
OFFITBANK High Yield Fund                                                                             17.72%            9.14%
Merrill Lynch All High Yield Bond
Index                                                                                                 19.91%            9.41%
                                                                           Merrill Lynch All High Yield Bond
                                           OFFITBANK High Yield Fund                                   Index
3/2/94                                                      $250,000                                $250,000
3/31/94                                                     $243,275                                $243,815
6/30/94                                                     $244,686                                $240,987
9/30/94                                                     $249,506                                $244,264
12/31/94                                                    $249,322                                $245,485
3/31/95                                                     $260,751                                $260,288
6/30/95                                                     $274,988                                $276,791
9/30/95                                                     $283,870                                $284,873
12/31/95                                                    $293,493                                $294,331

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (2.34%)
  CORPORATE BONDS
     Fairchild Industries Inc. Sr Notes, 12.25%, 02/01/99.......................  $     1,250,000         $   1,300,000
     Sequa Corp. Sr Notes, 8.75%, 12/15/01......................................        4,800,000             4,536,000
     Sequa Corp. Sr Sub Notes, 9.375%, 12/15/03.................................        1,000,000               932,500
     Tracor, Inc. Sr Sub Notes, 10.875%, 08/15/01...............................        2,000,000             2,055,000
     UNC, Inc. Sr Notes, 9.125%, 07/15/03.......................................        2,450,000             2,376,500
                                                                                                          -------------
                                                                                                             11,200,000
                                                                                                          -------------
BROADCAST/TELECOMMUNICATIONS (13.33%)
  CORPORATE BONDS
     Adelphia Communications Sr Notes, 9.50%, 02/15/04..........................        2,095,000(5)          1,738,850
     Cablevision Industries Corp. Sr Notes, 10.75%, 01/30/02....................        2,000,000             2,180,000
     Cablevision Systems Corp. Sr Sub Notes, 10.75%, 04/01/04...................        1,000,000             1,057,500
     Cablevision Systems Corp. Sr Sub Notes, 9.25%, 11/01/05....................        3,000,000             3,116,250
     Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01.......................        5,500,000             5,403,750
     Century Communications Corp. Sr Notes, 9.75%, 02/15/02.....................        4,500,000             4,680,000
     Continental Cablevision, Inc. Sr Sub Notes, 10.625%, 06/15/02..............        2,250,000             2,430,000
     Fundy Cable Ltd. Sr Notes, 11.00%, 11/15/05................................        2,000,000             2,090,000
     Granite Broadcasting Corp. Sr Sub Notes, 10.375%, 05/15/05.................        2,000,000             2,050,000
     Le Groupe Videotron Ltee. Sr Notes, 10.625%, 02/15/05......................        1,000,000             1,066,250
     MobileMedia Communications Sr Sub Notes, 9.375%, 11/01/07..................        2,000,000             2,060,000
     Paging Network Sr Sub Notes, 10.125%, 08/01/07.............................        5,000,000             5,443,750
     Pan Am Sat, L.P. Sr Notes, 9.75%, 08/01/00.................................        2,000,000             2,115,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02...        2,000,000             2,100,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.65%, 01/15/14....        2,000,000(A)          1,282,521
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 10.00%, 03/15/05...        3,000,000             3,210,000
     SCI Television Inc. 1st Secured Loan Fac., 7.50/9.50%, 06/30/98............        3,087,800(3)          3,087,800
     Sinclair Broadcast Group Sr Sub Notes, 10.00%, 09/30/05....................        3,000,000             3,067,500
     Storer Communications Inc. Sub Debs., 10.00%, 05/15/03.....................        3,000,000             3,003,750
     Telemundo Group Sr Notes, 10.25%, 12/30/01.................................        2,000,000             1,980,000
     TeleWest Plc Debs., 0/11.00%, 10/01/07.....................................        7,000,000(3)          4,208,750
     Videotron Holdings Sr Discount Notes, 0/11.125%, 07/01/04..................        2,500,000(3)          1,731,250
     Videotron Ltee. Sr Sub Notes, 10.25%, 10/15/02.............................        2,500,000             2,637,500
  PREFERRED STOCKS
     Cablevision Systems Corp. Pfd., 11.75% Series G............................           20,000             2,100,000
                                                                                                          -------------
                                                                                                             63,840,421
                                                                                                          -------------
CHEMICALS (4.77%)
  CORPORATE BONDS
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05......................        1,500,000             1,546,875
     Freeport-McMoran Resource Partners, L.P. Sr Sub Notes, 8.75%, 02/15/04.....        2,000,000             2,050,000
     Harris Chemical North America, Inc. Sr Notes, 0/10.25%, 07/15/01...........        5,000,000(3)          4,800,000
     Sherritt Gordon Ltd. Notes, 9.75%, 04/01/03................................        2,500,000             2,643,750
     Sherritt, Inc. Sr Notes, 11.00%, 03/31/04..................................        3,000,000(A)          2,365,634
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00................................        3,500,000             3,386,961
     Terra Industries Inc. Sr Notes, 10.50%, 06/15/05...........................        3,000,000             3,307,500
     Uniroyal Chemical Co., Inc. Sr Notes, 9.00%, 09/01/00......................        2,750,000             2,750,000
                                                                                                          -------------
                                                                                                             22,850,720
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.
4

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER GROUPS (5.24%)
  CORPORATE BONDS
     Borg-Warner Security Corp. Sr Sub Notes, 9.125%, 05/01/03..................  $     1,500,000         $   1,365,000
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05.......................        6,500,000             6,426,875
     Regency Health Services Sr Sub Notes, 9.875%, 10/15/02.....................        2,000,000             1,985,000
     Revlon Inc. Sr Debs., 10.875%, 07/15/10....................................        3,800,000             3,876,000
     Samsonite Corp. Sr Notes, 11.125%, 07/15/05................................        1,500,000             1,470,000
     Sealy Corp Sr Sub Notes, 9.50%, 05/01/03...................................        2,200,000             2,233,000
     Tultex Corp. Sr Notes, 10.625%, 03/15/05...................................        1,400,000             1,424,500
     Westpoint Stevens, Inc. Sr Notes, 8.75%, 12/15/01..........................        2,500,000             2,506,250
  PREFERRED STOCKS
     Foxmeyer Health Corp. Pfd. $4.20 Series A..................................           75,558(5)          2,823,980
     Pantry Pride Inc. Pfd. $14.875 Series B....................................           10,000             1,025,000
                                                                                                          -------------
                                                                                                             25,135,605
                                                                                                          -------------
FINANCIAL SERVICES/INSURANCE (6.27%)
  CORPORATE BONDS
     American Annuity Group Inc. Sr Sub Notes, 11.125%, 02/01/03................        3,000,000             3,240,000
     Americo Life Inc. Sr Notes, 9.25% 06/01/05.................................        2,500,000             2,375,000
     First City Financial Sr Sub Notes, 9.00%, 09/30/97.........................        5,079,400             5,066,702
     Keystone Group Inc. Sr Secured Notes, 9.75%, 09/01/03......................        1,000,000               965,000
     Navistar Financial Corp. Sr Sub Notes, 8.875%, 11/15/98....................        2,500,000             2,525,000
     Penn Central Corp. Sr Notes 10.625%, 04/15/00..............................        3,500,000             3,783,381
     Phoenix Re Corp. Sr Notes, 9.75%, 08/15/03.................................        1,000,000             1,067,500
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00..........................        2,500,000             2,600,000
     Reliance Group Holdings, Inc. Sr Notes, 9.75%, 11/15/03....................        5,000,000             5,150,000
     Terra Nova Holdings Sr Notes, 10.75%, 07/01/05.............................        3,000,000             3,270,000
                                                                                                          -------------
                                                                                                             30,042,583
                                                                                                          -------------
FOREST & PAPER PRODUCTS (9.15%)
  CORPORATE BONDS
     Crown Paper Co. Sr Sub Notes, 11.00%, 09/01/05.............................        3,000,000             2,625,000
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04............................        2,000,000             1,920,000
     Fort Howard Corp. Pass Thru Cert., 11.00%, 01/02/02........................        2,341,543             2,438,132
     Fort Howard Corp. Sr Sub Notes, 9.00%, 02/01/06............................        3,000,000             2,947,500
     Fort Howard Corp. Variable Term Loan, 8.82%, 12/31/02......................        2,500,000(4)(6)       2,506,250
     Fort Howard Corp. Variable Term Loan, 8.88%, 12/31/02......................        2,500,000(4)(6)       2,506,250
     Maxxam Group Inc. Sr Secured Notes, 11.25%, 08/01/03.......................        2,350,000             2,291,250
     Rainy River Forest Products Sr Notes, 10.75%, 10/15/01.....................        2,000,000             2,195,000
     Repap New Brunswick Sr Notes Floating Rate Bonds, 9.25%, 07/15/00..........        2,000,000(6)          2,000,000
     Repap Wisconsin Inc. 1st Priority Sr Secured Notes, 9.25%, 02/01/02........        5,000,000             4,750,000
     Stone-Consolidated Corp. Sr Secured Notes, 10.25%, 12/15/00................        2,500,000             2,675,000
     Stone Container Corp. Sr Notes, 9.875%, 02/01/01...........................        4,000,000             3,880,000
     Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02...................        2,000,000             2,080,000
     Stone Container Corp. Sr Sub Notes, 11.00%, 08/15/99.......................        3,500,000             3,447,500
     Tembec Finance Corp. Sr Notes, 9.875%, 09/30/05............................        2,000,000             1,970,000
  CONV. CORPORATE BONDS
     Repap Enterprise Conv. Debs., 9.00%, 06/30/98..............................        5,000,000(A)          3,609,381
                                                                                                          -------------
                                                                                                             43,841,263
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
GENERAL INDUSTRIES/MANUFACTURING (12.54%)
  CORPORATE BONDS
     American Standard Sr Sub Notes, 0/10.50%, 06/01/05.........................  $     6,000,000(3)      $   5,130,000
     Calmar Inc. Sr Notes, 11.50%, 08/15/05 (144A)..............................        2,500,000(2)          2,537,500
     CMI Industries Inc. Sr Sub Notes, 9.50%, 10/01/03..........................        2,000,000             1,600,000
     Communication and Power Industries Sr Sub Notes, 12.00%, 08/01/05..........        2,500,000             2,568,750
     Computervision Industries Sr Notes, 11.375%, 08/15/99......................          975,000             1,028,625
     Dal-Tile Sr Secured Notes, 0.00%, 07/15/98.................................        3,465,000             2,633,400
     Dominion Textile (USA) Inc. Guaranteed Sr Notes, 8.875%, 11/01/03..........        2,500,000             2,468,750
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03................................        2,000,000             1,770,000
     Envirotest System Corp. Sr Notes, 9.125%, 03/15/01.........................        1,500,000             1,245,000
     Essex Group Sr Notes, 10.00%, 05/01/03.....................................        4,000,000             3,920,000
     Harvard Industries Sr Notes, 11.125%, 08/01/05.............................        2,000,000             2,035,000
     Howmet Corp. Sr Sub Notes, 10.00%, 12/01/03 (144A).........................        1,000,000(2)          1,047,500
     Lone Star Industries, Inc. Sr Notes, 10.00%, 07/31/03......................        3,000,000             3,030,000
     Norcal Waste Systems Sr Notes, 12.50%, 11/15/05............................        3,000,000             3,030,000
     Nortek Inc. Sr Sub Notes, 9.875%, 03/01/04.................................        1,500,000             1,395,000
     NVR Inc. Sr Notes, 11.00%, 04/15/03........................................        1,000,000             1,005,000
     Schuller International Group Inc. Sr Notes, 10.875%, 12/15/04..............        1,500,000             1,687,500
     Scotsman Group Sr Notes, 9.50%, 12/15/00...................................        3,000,000             3,000,000
     Talley Manufacturing & Technology Inc. Sr Notes, 10.75%, 10/15/03..........        2,000,000             2,005,000
     Unisys Corp. Sr Notes, 10.625%, 10/01/99...................................        3,000,000             2,655,000
     U.S. Leather Inc. Sr Notes, 10.25%, 07/31/03...............................        1,000,000               740,000
     Walbro Corp. Sr Notes, 9.875%, 07/15/05....................................        2,000,000             1,980,000
     Walter Industries Sr Notes, 12.19%, 03/15/00...............................        8,000,000             8,100,000
     World Color Press, Inc. Sr Sub Notes, 9.125%, 03/15/03.....................        3,380,000             3,481,400
                                                                                                          -------------
                                                                                                             60,093,425
                                                                                                          -------------
HOTELS & GAMING (4.55%)
  CORPORATE BONDS
     Bally Park Place Funding 1st Mtg. Notes, 9.25%, 03/15/04...................        5,000,000             5,050,000
     Four Seasons Hotel Sr Notes, 9.125%, 07/01/00 (144A).......................        3,000,000(2)          2,985,000
     Grand Casino's 1st Mtg. Notes, 10.125%, 12/01/03...........................        1,000,000             1,042,500
     Hollywood Casino Sr Notes, 12.75%, 11/01/03................................        1,500,000             1,355,625
     John Q Hammons Hotel 1st Mtg. Notes, 9.75%, 10/01/05 (144A)................        5,000,000(2)          5,018,750
     Mohegan Tribal Gaming Authority Sr Notes, 13.50%, 11/15/02 (144A)..........        2,000,000(2)          2,170,000
     Prime Hospitality Corp. Sr Secured Notes, 10.00%, 07/31/99.................        4,211,333             4,190,276
                                                                                                          -------------
                                                                                                             21,812,151
                                                                                                          -------------
METALS/MINING/IRON/STEEL (4.18%)
  CORPORATE BONDS
     AK Steel Corp. Sr Notes, 10.75%, 04/01/04..................................        1,500,000             1,661,250
     ARMCO Inc. Sr Notes, 7.875% 12/15/96.......................................          200,000               196,000
     ARMCO Inc. Sr Notes, 9.375%, 11/01/00......................................        5,000,000             4,950,000
     Bethlehem Steel Corp. Sr Notes, 10.375%, 09/01/03..........................        2,000,000             2,125,000
     GS Technologies Corp. Sr Notes, 12.25%, 10/01/05...........................        2,000,000             1,992,500
     Jorgensen Earle M. Co. Sr Notes, 10.75%, 03/01/00..........................        1,600,000             1,472,000
     Northwestern Steel & Wire Co. Sr Notes, 9.50%, 06/15/01....................        3,000,000             2,947,500
     Republic Engineered Steel 1st Mtg. Notes, 9.875%, 12/15/01.................        1,500,000             1,346,250
     Wheeling-Pittsburgh Corp. Sr Notes, 9.375%, 11/15/03.......................        3,500,000             3,333,750
                                                                                                          -------------
                                                                                                             20,024,250
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.
6

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
OIL/GAS (6.87%)
  CORPORATE BONDS
     Clark R & M Holdings Sr Notes, 0.00%, 02/15/00.............................  $     7,000,000         $   4,655,000
     Columbia Gas Systems Inc. 6.39%, Series A 11/28/00.........................          267,000               271,457
     Columbia Gas Systems Inc. 6.61%, Series B 11/28/02.........................          264,000               269,832
     Columbia Gas Systems Inc. 6.80%, Series C 11/28/05.........................          264,000               271,439
     Columbia Gas Systems Inc. 7.05%, Series D 11/28/07.........................          264,000               272,346
     Columbia Gas Systems Inc. 7.32%, Series E 11/28/10.........................          264,000               272,454
     Crown Central Petroleum Sr Notes, 10.875%, 02/01/05........................        2,400,000             2,520,000
     Giant Industries Inc. Guaranteed Sr Sub Notes, 9.75%, 11/15/03.............        1,800,000             1,818,000
     Gulf Canada Resources, Ltd. Sr Sub Debs., 9.25%, 01/15/04..................        1,500,000             1,553,484
     Maxus Energy Medium Term Notes, 11.02%, 05/15/01...........................        1,000,000             1,010,000
     Maxus Energy Sr Notes, 9.875%, 10/15/02....................................        1,000,000             1,006,250
     Presidio Oil Co. Sr Notes, 11.50%, 09/15/00................................        1,000,000(1)          1,045,000
     Presidio Oil Co. Gas Index Notes, 13.25%, 07/15/02.........................        1,000,000(1)            680,000
     Rowan Sr Sub Notes, 11.875%, 12/01/01......................................        2,500,000             2,693,750
     TransTexas Gas Corp. Sr Notes, 11.50%, 06/15/02............................        4,000,000             4,130,000
     Triton Energy Corp. Sr Sub Disc. Notes, 0/9.75%, 12/15/00..................        2,500,000(3)          2,331,250
     Triton Energy Corp. Sr Sub Disc. Notes, 0.00%, 11/01/97....................        1,500,000             1,293,750
     Tuboscope Vetco Sr Sub Notes, 10.75%, 04/15/03.............................        1,000,000               992,500
     Wainoco Oil Corp. Sr Notes, 12.00%, 08/01/07...............................        2,000,000             1,955,000
     Wilrig As Sr Secured Notes, 11.25%, 03/15/04...............................        1,200,000             1,311,000
  PREFERRED STOCKS
     Columbia Gas Systems Inc. 5.22% Dividend Enhanced Conv. Stock..............            4,535               179,133
  CONV. PREFERRED STOCKS
     Columbia Gas Systems Inc. 7.89% Pfd........................................            7,405               177,720
  CONV. EURODOLLAR BONDS
     Reading & Bates Energy Co. Conv. Eurobonds, 8.00%, 12/31/98................        1,765,500             2,180,393
                                                                                                          -------------
                                                                                                             32,889,758
                                                                                                          -------------
PACKAGING/CONTAINERS (3.01%)
  CORPORATE BONDS
     Gaylord Container Sr Notes, 11.50%, 05/15/01...............................        5,000,000             5,150,000
     Owens-Illinois Corp. Sr Sub Notes, 10.00%, 08/01/02........................        2,000,000             2,092,500
     Owens-Illinois Corp. Sr Sub Notes, 10.50%, 06/15/02........................        4,500,000             4,815,000
     Riverwood International Corp. Sr Notes Series II, 10.75%, 06/15/00.........        2,200,000             2,365,000
                                                                                                          -------------
                                                                                                             14,422,500
                                                                                                          -------------
REAL ESTATE (5.18%)
  CORPORATE BONDS
     Granite Development Partners L.P. Sr Notes, 10.83%, 11/15/03...............        1,000,000               800,000
     Host Marriott Properties Sr Notes, 9.50%, 05/15/05.........................        2,000,000             2,042,500
     Mortgage & Realty Trust Sr Notes, 11.125%, 09/29/02........................          500,000               505,000
     Rockefeller Center Properties Sr Notes, 0.00%, 12/31/00....................        9,500,000             5,355,625
     Trizec Finance Sr Notes, 10.875%, 10/15/05.................................        4,000,000             4,125,000
  MORTGAGE BACKED SECURITIES
     RTC Mtg. Tr. Series 1993-N3 CL 4 Mtg. Ln. Bkd. Bonds, 10.50%, 10/15/03
      (144A)....................................................................        5,000,000(2)          5,000,000
     RTC Mtg. Tr. Series 1994-N1 CL 4 Mtg. Ln. Bkd. Bonds, 10.50%, 01/15/04
      (144A)....................................................................        1,250,000(2)          1,253,125
     RTC Mtg. Tr. Series 1994-N2 CL 4 Mtg. Ln. Bkd. Bonds, 10.00%, 12/15/04
      (144A)....................................................................        2,000,000(2)          2,005,000
     RTC Mtg. Tr. Series 1994-C1 CL F Mtg. Ln. Bkd. Bonds, 8.00%, 06/25/26......        2,683,329             2,227,163
     RTC Mtg. Tr. Series 1994-C2 CL G Mtg. Ln. Bkd. Bonds, 8.00%, 04/25/25......        1,827,824             1,507,955
                                                                                                          -------------
                                                                                                             24,821,368
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
RETAIL (3.93%)
  CORPORATE BONDS
     Grand Union Co. Sr Notes, 12.00%, 09/01/04.................................  $     1,500,000         $   1,297,500
     National Convenience Realty Co. Secured Notes, 9.50%, 04/30/03.............        2,398,698             2,494,646
     Pathmark Stores Inc. Sr Sub Notes, 9.625%, 05/01/03........................        5,000,000             4,812,500
     Payless Cashways Inc. Sr Sub Notes, 9.125%, 04/15/03.......................        1,200,000               939,000
     Penn Traffic Co. Sr Notes, 10.25%, 02/15/02................................        4,000,000             3,810,000
     Ralph's Grocery Sr Notes, 10.45%, 06/15/04.................................        2,500,000             2,531,250
     TLC Beatrice Int'l Holdings Sr Notes, 11.50%, 10/01/05.....................        3,000,000             2,962,500
                                                                                                          -------------
                                                                                                             18,847,396
                                                                                                          -------------
TRANSPORTATION (4.39%)
  CORPORATE BONDS
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes, 9.25%, 11/15/03.................        2,000,000             1,967,500
     GPA Delaware Inc. Guaranteed Notes, 8.75%, 12/15/98........................        2,500,000             2,343,750
     Moran Transportation Co. 1st Pfd. Mtg. Notes, 11.75%, 07/15/04.............        1,500,000             1,417,500
     Sea Containers Ltd. Sr Notes, 9.50%, 07/01/03..............................        2,600,000             2,600,000
     Stena AB Sr Notes, 10.50%, 12/15/05........................................        3,000,000             3,060,000
     Viking Star Shipping 1st Pfd. Mtg. Notes, 9.625%, 07/15/03.................        2,000,000             2,070,000
  TRUST CERTIFICATES
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series A, 9.80%,
      01/15/00..................................................................          942,000               884,303
     Piedmont Aviation Inc. Equipment Trust Certificates 1988 Series F, 10.15%,
      03/28/03..................................................................        1,000,000               930,000
     U.S. Air Inc. Equipment Trust Certificates 1990 Series A, 11.20%,
      03/19/05..................................................................        3,690,463             3,598,202
     U.S. Air Inc. Equipment Trust Certificates 1990 Series B, 10.33%,
      06/27/02..................................................................          803,000               752,813
     U.S. Air Inc. Equipment Trust Certificates 1990 Series D, 10.28%,
      06/27/01..................................................................          837,000               788,873
     U.S. Air Inc. Equipment Trust Certificates 1988 Series B, 9.80%,
      01/15/00..................................................................          654,000               613,125
                                                                                                          -------------
                                                                                                             21,026,066
                                                                                                          -------------
UTILITIES -- ELECTRIC (5.47%)
  CORPORATE BONDS
     Beaver Valley Funding Corp. Debs., 8.625%, 06/01/07........................        1,797,000             1,612,865
     California Energy Inc. Sr Notes, 9.875%, 06/30/03..........................        1,800,000             1,872,000
     Cleveland Electric Illum. Medium Term Notes, 9.25%, 07/29/99...............        1,000,000             1,033,750
     Cleveland Electric Illum. Medium Term Notes, 8.16% 11/30/98................        3,500,000             3,508,750
     Cleveland Electric Illum. 1st Mortgage Bonds, 9.50% 05/15/05...............        1,600,000             1,666,170
     CTC Mansfield Funding Corp. Secured Lease Obligation Bonds, 10.25%,
      03/30/03..................................................................        3,500,000             3,579,013
     Long Island Lighting Co. Debs., 7.125%, 06/01/05...........................        4,000,000             3,849,252
     Tucson Electric Power Company, Springerville Unit 1 Series B-1, 10.21%,
      01/01/09..................................................................          246,185               241,261
     Tucson Electric Power Company, Springerville Unit 1 Series B-2, 10.21%,
      01/01/09..................................................................          370,554               363,143
     Tucson Electric Power Company, Springerville Unit 1 Series B-4, 10.21%,
      01/01/09..................................................................          533,836               523,159
     Tucson Electric Power Company, Springerville Unit 1 Series B-5, 10.21%,
      01/01/09..................................................................        1,128,441             1,105,872
     Tucson Electric Power Company, Springerville Unit 1 Series B-6, 10.21%,
      01/01/09..................................................................        2,548,534             2,497,563
     Tucson Electric Power Company, Springerville Unit 1 Series B-7, 10.21%,
      01/01/09..................................................................          698,465               684,496
  PREFERRED STOCKS
     Long Island Lighting Co. Pfd., 7.95%, 06/01/00 Series AA...................           90,000             2,193,750
     Long Island Lighting Co. Pfd., 8.50%, Series R.............................            3,125               312,500
     Public Service Co. of New Hampshire Pfd., 10.60%, 06/30/97 Series A........           45,000             1,153,125
                                                                                                          -------------
                                                                                                             26,196,669
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.
8

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                     PRINCIPAL/SHARE         MARKET
                                                                                         AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (3.44%)
     Banco Bozano Simonsen Ltd. CP 12.50%, 02/07/96.............................  $     2,500,000         $   2,500,000
     Ford Motor Credit Co. Commercial Paper, 01/11/96...........................        7,000,000             6,988,664
     General Electric Corp. Commercial Paper, 01/11/96..........................        7,000,000             6,988,664
                                                                                                          -------------
                                                                                                             16,477,328
                                                                                                          -------------
     TOTAL INVESTMENTS (COST $437,732,266) (94.66%).............................                            453,521,503
                                                                                                          -------------
     OTHER ASSETS IN EXCESS OF LIABILITIES (5.34%)..............................                             25,568,878
                                                                                                          -------------
     TOTAL NET ASSETS (100.00%).................................................                          $ 479,090,381
                                                                                                          -------------
                                                                                                          -------------

---------------
(A)  Canadian Dollars

 (1)  Issuer in default.

 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (3)  Step up bond.

 (4)  Illiquid security.

 (5)  Payment in kind security.

 (6)  Interest rate reflected is the rate in effect at December 31, 1995.

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

At December 31, 1995, the net asset value per share of the OFFITBANK Emerging Markets Fund was $9.91. The total return of the Emerging Markets Fund, net of all fees and expenses, was 23.38% in 1995. Average annual total return for the Fund since inception on March 8, 1994 was 9.84%. Please note that performance data represents past performance and that the investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Our strategy going forward will continue to rely on investing where we believe there is fundamental value, and where investors are provided attractive risk-adjusted total returns.

During the first half of 1995, returns on emerging market financial assets were significantly influenced by the abrupt slow down of inflows of foreign capital in the aftermath of Mexico's maxi-devaluation in December, 1994 and its ensuing financial crisis. Many of the emerging market countries spent 1995 implementing significant policy shifts to stem current account and fiscal deficits and dampen inflationary pressures.

With few exceptions, governments in the emerging market countries learned a lesson from the Mexican debacle, and not only maintained orthodox, market-oriented macroeconomic policies, but began accelerating their efforts to broaden and deepen economic reforms during 1995. Governments throughout the emerging markets have become increasingly aware that they must exert greater discipline on their economic policies to maintain access to global capital, or face swift retribution from the financial markets.

The Federal Reserve's move to ease monetary policy, beginning with the 25 basis point rate cut in July, 1995 provided the financial markets with greater liquidity and spurred investors to take a fresh look at the available investment opportunities in emerging markets. The prospects for improving fundamentals in many emerging market countries, coupled with the lower yield levels on U.S. fixed income investments made absolute yield levels of 12 - 20% on emerging market securities attractive and compelling for many investors.

With this in mind, we fully invested the Fund's assets during the second and third quarters of 1995. At year end, the Fund was invested approximately 43% in U.S. dollar-denominated emerging market corporate Eurobonds, 32% in sovereign Brady Bonds and pre-Brady loans, and 23% in locally issued and traded fixed income instruments. At year end, the Fund maintained only a net 6% of the portfolio exposed to foreign exchange volatility. As of December 31, the securities in the Fund's portfolio had an average duration of 3.3 years, an SEC 30-day yield of 10%, and an average yield to maturity of approximately 13.25%.

The Fund remains overweighted in Latin America compared to relevant benchmarks (e.g. J.P Morgan Emerging Markets Bond Index, etc.), where we continue to view investment opportunities as more attractive on a risk-adjusted basis. We believe that our investment approach of balancing the portfolio with U.S. dollar-denominated corporate Eurobonds, yielding between 12-18%, locally issued and traded fixed income securities, and U.S dollar-denominated Brady Bonds coupled with our active portfolio management should continue to provide our investors with competitive returns at substantially less volatility than that of our benchmarks.

Richard M. Johnston                            Wallace Mathai-Davis

January 15, 1996

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Emerging Markets Fund made at the trading commencment date of March 8, 1994 and held through December 31, 1995 as well as the performance of the J.P. Morgan Emerging Markets Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      AVERAGE ANNUAL TOTAL RETURN                      ONE YEAR                            SINCE INCEPTION
OFFITBANK Emerging Markets Fund                                        23.38%                                     9.84%
J.P. Morgan Emerging Markets Bond Index                                27.63%                                     7.28%
                                              OFFITBANK Emerging Markets Fund   J.P. Morgan Emerging Markets Bond Index
3/8/94                                                               $250,000                                  $250,000
3/31/94                                                              $247,800                                  $223,516
6/30/94                                                              $251,294                                  $219,810
9/30/94                                                              $260,718                                  $243,677
12/31/94                                                             $240,447                                  $223,260
3/31/95                                                              $237,658                                  $198,533
6/30/95                                                              $260,259                                  $243,857
9/30/95                                                              $279,049                                  $258,400
12/31/95                                                             $296,685                                  $284,756

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
SOVEREIGN DEBT
  ARGENTINA (13.00%)
     Argentina Bote X (10) Floating Rate Bonds, 5.6875%, 04/01/00...............  $        3,022,451(4)   $   2,696,691
     Argentina Brady Floating Rate Bonds, 6.8125%, 03/31/05.....................           2,350,000(4)       1,668,500
     Argentina Brady Par Step-up Bonds, 4.00%/6.00%, 03/31/23...................           1,750,000(3)         995,312
     Argentina Global Bonds, 8.375%, 12/20/03...................................           1,250,000          1,043,750
                                                                                                          -------------
                                                                                                              6,404,253
                                                                                                          -------------
  BRAZIL (19.01%)
     Brazil Brady Capitalization Step-up Bonds, 4.00%/8.00%, 04/15/14...........           2,387,720(3)       1,361,000
     Brazil Brady DCB Floating Rate Bonds, 6.875%, 04/15/12.....................           2,250,000(4)       1,279,687
     Brazil Brady EI Floating Rate Notes, 6.8125%, 04/15/06.....................           2,250,000(4)       1,544,062
     Brazil Brady Par Z Step-Up Bonds, 4.00%/6.00%, 04/15/24....................           2,850,000(3)       1,499,812
     Brazil IDU Floating Rate Notes, 6.6875%, 01/01/01..........................             475,000(4)         408,500
     Brazilian LFT's, 06/01/96..................................................             879,700(a)       1,138,121
     Brazilian NTN-D 6.00%, Dollar Linked 03/15/96..............................           1,517,886(a)       1,612,447
     Brazilian NTN-D 6.00%, Dollar Linked 06/13/96..............................             477,955(a)         519,625
                                                                                                          -------------
                                                                                                              9,363,254
                                                                                                          -------------
  CZECH REPUBLIC (2.88%)
     Czechoslovakian Trade Obchodni Bank Sr Notes, 11.125%, 08/26/97............          37,620,000(c)       1,417,417
                                                                                                          -------------
  ECUADOR (3.67%)
     Ecuador Brady Discount Floating Rate Bonds, 6.8125%, 02/28/25..............             250,000(4)         126,250
     Ecuador Brady Par Step-Up Bonds, 3.00%/5.00%, 02/28/25.....................           3,000,000(3)       1,083,750
     Ecuador Brady PDI Capitalization Bonds, 3.00%, 02/27/15....................           1,787,438            598,791
                                                                                                          -------------
                                                                                                              1,808,791
                                                                                                          -------------
  MEXICO (2.99%)
     UMS Cetes Linked Notes, 11/27/96...........................................           1,450,000          1,473,563
                                                                                                          -------------
  PANAMA (3.78%)
     Panama Loan, 6.6875%, 1989.................................................           2,250,000(2)       1,859,625
                                                                                                          -------------
  PERU (1.45%)
     Peru Citi-Loan.............................................................           1,000,000(2)         715,000
                                                                                                          -------------
AUTOMOBILE PARTS
  MEXICO (3.36%)
     Corporacion Industrial Sanluis 9.125%, 11/16/98............................           1,750,000          1,653,838
                                                                                                          -------------
BANKS (8.29%)
  ARGENTINA
     Banco de Galicia 9.00%, 11/01/03...........................................             500,000            437,500
                                                                                                          -------------
  BRITISH VIRGIN ISLAND
     Banco Fibra Participation 14.00%, 01/22/96.................................             250,000            250,000
                                                                                                          -------------
  CHILE
     Citibank Chilean Peso-Linked Time Deposit, 12.00%, 01/18/96................         201,656,721(b)         495,573
     Citibank Chilean Peso-Linked Time Deposit, 12.00%, 01/18/96................          99,748,716(b)         245,133
                                                                                                          -------------
                                                                                                                740,706
                                                                                                          -------------
  MOROCCO
     Morocco Tranche A Loan, 6.594%, 01/01/09...................................           4,000,000(2)       2,655,000
                                                                                                          -------------
INDUSTRIAL (10.87%)
  ARGENTINA
     Sociedad Comercial del Plata 8.75%, 12/14/98...............................           1,030,000            973,350
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.
12

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
  MEXICO
     Alfa Convertible Notes, 8.00%, 09/15/00 (144A).............................  $        1,300,000(1)   $   1,274,000
     DESC Sociedad de Fomento Bonds, 11.00%, 12/15/97 (144A)....................           1,000,000(1)         993,900
     Grupo IRSA 8.375%, 07/15/98 (144A).........................................           1,750,000(1)       1,610,000
     Tubos De Acero De Mexico 13.75%, 12/08/99..................................             500,000            502,355
                                                                                                          -------------
                                                                                                              4,380,255
                                                                                                          -------------
LEASING (1.97%)
  BRAZIL
     Dibens Leasing TR (Referential Rate) + 19.30%, 07/01/97....................               9,300(a)         969,798
                                                                                                          -------------
MANUFACTURING (1.67%)
  MEXICO
     AXA 8.50%, 10/01/98........................................................           1,000,000            825,000
                                                                                                          -------------
MUNICIPAL (3.82%)
  BRAZIL
     State of Minas Gerais 7.875%, 02/10/99 (X-Warrants), (144A)................           2,000,000(1)       1,676,200
     State of Minas Gerais 8.25%, 02/10/00......................................             250,000            205,125
                                                                                                          -------------
                                                                                                              1,881,325
                                                                                                          -------------
PAPER/PULP (4.06%)
  BRAZIL
     Klabin Fabricadora de Papel 10.00%, 12/20/01 (144A)........................             750,000(1)         728,168
                                                                                                          -------------
  MEXICO
     Grupo Industrial Durango 12.00%, 07/15/01..................................           1,450,000          1,270,577
                                                                                                          -------------
RETAIL (1.79%)
  MEXICO
     Controladora Commercial Mexicana 8.75%, 04/21/98...........................           1,000,000            880,000
                                                                                                          -------------
SECURITIES INDUSTRY (0.51%)
  BRAZIL
     Banco Bozano Simonsen 13.00%, 04/02/96.....................................             250,000            250,000
                                                                                                          -------------
STEEL (5.78%)
  MEXICO
     Grupo IMSA 8.75%, 07/07/98 (144A)..........................................           1,000,000(1)         912,500
     Grupo IMSA 10.00%, 10/13/99................................................             500,000            456,250
     Hylsa 11.00%, 02/23/98 (144A)..............................................           1,500,000(1)       1,478,460
                                                                                                          -------------
                                                                                                              2,847,210
                                                                                                          -------------
TELECOMMUNICATIONS (4.76%)
  ARGENTINA
     Telecom Argentina 12.00%, 11/15/02.........................................           1,000,000          1,064,580
     Telecom Argentina 8.375%, 10/18/00.........................................             250,000            237,363
     Telefonica Argentina 11.875%, 11/01/04.....................................           1,000,000          1,043,250
                                                                                                          -------------
                                                                                                              2,345,193
                                                                                                          -------------
TOBACCO (1.50%)
  MEXICO
     Empresas La Moderna 10.25%, 11/12/97 (144A)................................             750,000(1)         736,943
                                                                                                          -------------
TRANSPORTATION (0.45%)
  MEXICO
     Transport Maritima Mexico 8.50%, 10/15/00..................................             250,000            221,138
                                                                                                          -------------
UTILITY (ELECTRIC) (2.53%)
  ARGENTINA
     Central Termica Guemes 12.00%, 11/29/96....................................             500,000            492,500
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL              MARKET
                                                                                        AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------
UTILITY (ELECTRIC) (CONTINUED)
  BRAZIL
     Eletrobras 10.00%, 10/30/98................................................  $          750,000      $     753,750
                                                                                                          -------------
         TOTAL INVESTMENTS (COST $45,641,341) (98.14%)..........................                             48,334,154
                                                                                                          -------------
         OTHER ASSETS IN EXCESS OF LIABILITIES (1.86%)..........................                                916,291
                                                                                                          -------------
         TOTAL NET ASSETS (100.00%).............................................                          $  49,250,445
                                                                                                          -------------
                                                                                                          -------------

---------------
Principal denominated in the following currencies.

(a) Brazilian Real    (b) Chilean Peso    (c) Czech Koruna

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2) Illiquid security.

(3) Step up bond.

(4) Interest rate reflected is the rate in effect at December 31, 1995.

    The accompanying notes are an integral part of the financial statements.
14

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The OFFITBANK New York Municipal Fund has performed quite well since its inception. The total return of the Fund was 5.45% for the second half of 1995 and 8.13% since the Fund's inception on April 3, 1995. For comparative purposes, the Lehman Brothers 5 Year Municipal General Obligation Index had returns of 4.61% and 7.23% for the same periods. The SEC 30-day yield is 4.47%.

The Net Asset Value (NAV) of $10.47 on December 31, 1995 was 4.7% above the April 3, 1995 inception date price of $10.00 as the portfolio benefited from 1995's interest rate declines. As of year end, most of these gains were unrealized. The portfolio's investments in market discount and non-callable bonds were vital to 1995's capital appreciation and provided the core of growth which offset above average cash equivalent positions that are unavoidable in a new portfolio.

In 1995, the municipal bond market provided investors with the best return since 1986. This return is impressive given that tax reform proposals, which were unveiled in the second quarter, became a major concern for the market. Municipal yields, currently 80-90% of Treasury yields, continue to be attractive and probably reflect much of the risk associated with radical tax reform.

Offsetting tax reform concerns was a continued reduction of outstanding municipal debt. Approximately $150 billion of long term new issues were brought to market, while redemptions and maturities totaled $190 billion. In 1996 we expect the net supply of municipals will continue to contract modestly, thus helping counter the volatility associated with tax reform discussions.

The securities in the Fund's portfolio had an average credit rating of AA and an average maturity of slightly under seven years. By continuing to concentrate the portfolio in the intermediate (3-10 year) maturities and emphasizing stronger credits, we are able to benefit from attractive after-tax yields while avoiding volatility associated with longer maturities and marginal credits.

An anchor to the portfolio as we begin 1996 is a heavier allocation to bonds with a higher current yield. These include pre-refunded and housing bonds. The portfolio continues to be concentrated in essential purpose revenue bonds for which the stream of revenues is identifiable and independent of a municipal entity's taxing authority.

Carolyn N. Dolan
January 15, 1996

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK New York Municipal Fund made at the trading commencement date of April 3, 1995 and held through December 31, 1995 as well as the performance of the Lehman Brothers 5 Year Municipal General Obligation Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               TOTAL RETURN+
OFFITBANK New York Municipal Fund 8.13%
Lehman Brothers 5 Year Municipal Fund
General Obligation Index 7.23%
              OFFITBANK Municipal Fund          Lehman Brothers 5 Year Municipal
                                                General Obligation Index
4/3/95                  250,000                             250,000
4/30/95                 250,375                             250,575
5/31/95                 256,109                             256,063
6/30/95                 256,237                             256,267
7/31/95                 258,645                             259,855
8/31/95                 261,827                             262,480
9/30/95                 263,005                             263,267
10/31/95                265,541                             264,373
11/30/95                268,158                             266,620
12/31/95                270,330                             268,086
+ Since inception.

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (95.70%)
  EDUCATION REVENUE (2.50%)
     New York State Dormitory Authority Revenue Bonds Columbia University Series
      A, 4.60%, 07/01/06........................................................         $100,000      $      97,500
     New York State Dormitory Authority Revenue Bonds New York University Series
      A MBIA, 5.50%, 07/01/04 (4)...............................................          205,000            215,763
                                                                                                       -------------
                                                                                                             313,263
                                                                                                       -------------
  GENERAL OBLIGATIONS (24.14%)
     Dutchess County General Obligation Bonds 4.90%, 08/01/04...................          215,000            221,988
     Hempstead General Obligation Bonds Series B FGIC, 5.625%, 02/01/01 (2).....          245,000            260,313
     Hempstead General Obligation Bonds Series B FGIC, 5.625%, 02/01/04 (2).....          140,000            150,150
     Islip General Obligation Bonds FGIC, 6.00%, 11/01/05 (2)...................          100,000            109,000
     Monroe County General Obligation Bonds MBIA, 6.00%, 03/01/98 (4)...........          405,000            422,212
     New Castle General Obligation Bonds, 4.60%, 06/01/07.......................          215,000            205,863
     New Castle General Obligation Bonds, 4.75%, 06/01/08.......................          210,000            203,700
     New York State General Obligation Bonds Series C, 5.00%, 10/01/05..........          200,000            201,750
     New York State General Obligation Bonds, 5.50%, 11/15/01...................          200,000            210,500
     Ontario County General Obligation Bonds FGIC, 5.00%, 08/15/02 (2)..........          250,000            260,000
     Saratoga Springs CSD General Obligation Bonds, 6.10%, 06/15/97.............          315,000            324,056
     Syracuse General Obligation Bonds MBIA, 6.00%, 12/01/04....................          250,000            274,687
     Syracuse General Obligation Bonds Series A, 5.00%, 02/15/06................          175,000            177,187
                                                                                                       -------------
                                                                                                           3,021,406
                                                                                                       -------------
  HEALTH CARE (1.25%)
     New York Medical Care Facility Finance Authority FHA 6.20%, 08/15/14 (3)...          150,000            156,563
                                                                                                       -------------
  HOUSING (5.45%)
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.85%,
      10/01/06..................................................................          125,000            130,781
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.95%,
      04/01/07..................................................................          100,000            104,625
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.80%,
      10/01/06..................................................................          200,000            206,000
     New York State Mortgage Agency Revenue Bonds Series 37-A, 5.35%,
      04/01/07..................................................................          240,000            240,900
                                                                                                       -------------
                                                                                                             682,306
                                                                                                       -------------
  PREREFUNDED/ESCROWED TO MATURITY (9.84%)
     Erie County Water Authority Improvement & Extension Revenue Bonds, 5.75%,
      12/01/08..................................................................          350,000            377,563
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 6.50%, 01/01/22....................................................          150,000            169,125
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds Series B, 6.375%, 06/15/22..................................          100,000            111,750
     New York City Municipal Water and Sewer System Prerefunded Bonds, 7.00%,
      06/15/07..................................................................           95,000            108,300
     Niagara Falls Bridge Commission New York Revenue Bonds, 6.125%, 10/01/19...          415,000            463,763
                                                                                                       -------------
                                                                                                           1,230,501
                                                                                                       -------------
  PUBLIC POWER (5.44%)
     New York State Power Authority Revenue Bonds Series Y, 6.25%, 01/01/05.....          100,000            108,500
     New York State Power Authority Revenue Bonds Series BB, 6.30%, 01/01/07....          175,000            190,750
     New York State Power Authority Revenue Bonds Series CC, 4.80%, 01/01/05....          180,000            180,900
     New York State Power Authority Revenue Bonds Series CC-MBIA, 4.90%,
      01/01/06..................................................................          200,000            200,750
                                                                                                       -------------
                                                                                                             680,900
                                                                                                       -------------
  RESOURCE RECOVERY (0.90%)
     Dutchess County Resource Recovery Agency Solid Waste Management Revenue
      Bonds Series A FGIC, 7.20%,
       01/01/02 (2).............................................................          100,000            112,250
                                                                                                       -------------
  SALES TAX REVENUE (11.15%)
     Municipal Assistance Corp. for City of New York Revenue Bonds Series 61,
      5.75%, 07/01/08...........................................................          300,000            307,125
     Municipal Assistance Corp. for City of New York Revenue Bonds Series D,
      5.20%, 07/01/07...........................................................          250,000            253,750
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      5.00%, 04/01/06...........................................................          100,000            100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      6.375%, 04/01/00..........................................................          100,000            107,750

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS (CONTINUED)
  SALES TAX REVENUE (CONTINUED)
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.75%, 04/01/04...........................................................         $100,000      $      99,625
     New York State Local Government Assistance Corp. Revenue Bonds Series E,
      4.80%, 04/01/05...........................................................          180,000            178,650
     New York State Local Government Assistance Corp. Revenue Bonds Series A,
      5.00%, 04/01/06...........................................................          100,000            100,000
     New York State Local Government Assistance Corp. Revenue Bonds Series D,
      4.50%, 04/01/02...........................................................          250,000            248,438
                                                                                                       -------------
                                                                                                           1,395,338
                                                                                                       -------------
  SPECIAL ASSESSMENT (2.60%)
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 5.10%, 01/01/08....................................................          200,000            196,500
     Grand Central District Management Association Inc. Special Assessment
      Bonds, 6.20%, 01/01/00....................................................          120,000            128,700
                                                                                                       -------------
                                                                                                             325,200
                                                                                                       -------------
  TELECOMMUNICATIONS (1.24%)
     Puerto Rico Telephone Authority Revenue Bonds Series M AMBAC, 5.05%,
      01/01/04 (1)..............................................................          150,000            155,812
                                                                                                       -------------
  TRANSPORTATION REVENUE (20.55%)
     New York State Bridge Authority Bonds 7.00%, 01/01/00......................          250,000            261,675
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B FGIC,
      6.40%, 04/01/04 (2).......................................................          200,000            224,000
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.80%,
      04/01/07..................................................................          300,000            319,125
     New York State Thruway, Highway & Bridge Trust Fund Bonds Series B, 5.75%
      MBIA, 04/01/06 (4)........................................................          200,000            213,750
     Port Authority of New York & New Jersey Bonds Series 86, 5.80%, 07/15/03...          200,000            218,000
     Port Authority of New York & New Jersey Bonds Series 86, 5.00%, 07/01/06...          250,000            257,187
     Port Authority of New York & New Jersey Bonds Series 86, 5.125%,
      07/01/08..................................................................          200,000            205,000
     Triborough Bridge & Tunnel Authority General Purpose Bonds Series A, 4.50%,
      01/01/03..................................................................          250,000            249,688
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.90%,
      01/01/07..................................................................          425,000            461,656
     Triborough Bridge & Tunnel Authority General Purpose Bonds, 5.75%,
      01/01/05..................................................................          150,000            162,375
                                                                                                       -------------
                                                                                                           2,572,456
                                                                                                       -------------
  WATER/SEWER (10.64%)
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 7.00%, 06/15/07............................................          105,000            118,256
     New York City Municipal Water Financing Authority Water & Sewer System
      Revenue Bonds, 5.20%, 06/15/05............................................          350,000            359,187
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, Series E, 6.60%, 06/15/05..................................          100,000            111,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 5.40%, 05/15/06............................................          250,000            266,250
     New York State Environmental Facilities Corporation Pollution Control
      Revenue Bonds, 6.40%, 06/15/03............................................          200,000            221,000
     Suffolk County Water Revenue Bonds MBIA 5.10%, 06/01/05 (4)................          250,000            256,250
                                                                                                       -------------
                                                                                                           1,332,193
                                                                                                       -------------
         TOTAL MUNICIPAL OBLIGATIONS (COST $11,678,269).........................                          11,978,188
                                                                                                       -------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1995

                                                                                      PRINCIPAL           MARKET
                                                                                        AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (0.58%)
     Vista New York Tax Free Money Market Fund..................................          $73,105      $      73,105
                                                                                                       -------------
         TOTAL SHORT-TERM OBLIGATIONS (COST $73,105)............................                              73,105
                                                                                                       -------------
GOVERNMENT AGENCIES (2.80%)
     Federal Home Loan Bank Discount Notes, 01/02/96............................          350,000            349,944
                                                                                                       -------------
         TOTAL GOVERNMENT AGENCIES ($349,944)...................................                             349,944
                                                                                                       -------------
         TOTAL INVESTMENTS (COST $12,101,318) (99.08%)..........................                          12,401,237
                                                                                                       -------------
         CASH AND OTHER ASSETS, NET OF LIABILITIES (0.92%)......................                             114,670
                                                                                                       -------------
         NET ASSETS (100.00%)...................................................                       $  12,515,907
                                                                                                       -------------
                                                                                                       -------------

---------------
(1) Insured as to principal and interest by the American Municipal Bond Assurance Corporation.

(2) Insured as to principal and interest by the Financial Guarantee Insurance Corporation.

(3)  Insured by the Federal Housing Administration.

(4) Insured as to principal and interest by the Municipal Bond Insurance Association.

                      THE OFFITBANK INVESTMENT FUND, INC.
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1995
                                HIGH YIELD FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $437,732,266) (Note 1a).................  $453,521,503
  Cash..........................................................................    18,611,594
  Unrealized appreciation on forward currency contracts (Note 5)................        37,240
  Receivable for fund shares sold...............................................     1,122,500
  Interest receivable...........................................................     9,813,954
  Dividends receivable..........................................................       125,750
  Prepaid expenses..............................................................        21,143
                                                                                  -------------
    Total Assets................................................................                  $483,253,684
LIABILITIES:
  Payable for investments purchased.............................................     1,967,365
  Payable for fund shares repurchased...........................................       178,000
  Income distribution payable...................................................     1,521,120
  Investment advisory fee payable (Note 2)......................................       318,229
  Other payables and accrued expenses...........................................       178,589
                                                                                  -------------
    Total Liabilities...........................................................                     4,163,303
                                                                                                  -------------
NET ASSETS......................................................................                  $479,090,381
                                                                                                  -------------
                                                                                                  -------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 48,310,714
   issued and outstanding (Note 4)..............................................  $     48,311
  Additional paid-in-capital....................................................   463,285,307
  Accumulated dividends in excess of net investment income......................       (62,489)
  Accumulated net realized loss on investments and foreign currency
   transactions.................................................................        (5,272)
  Net unrealized appreciation on investments and foreign currency
   transactions.................................................................    15,824,524
                                                                                  -------------
NET ASSETS......................................................................                  $479,090,381
                                                                                                  -------------
                                                                                                  -------------
NET ASSET VALUE PER SHARE.......................................................                         $9.92
                                                                                                  -------------
                                                                                                  -------------

                             EMERGING MARKETS FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at market value (Cost -- $45,641,341) (Note 1a)..................  $ 48,334,154
  Cash (including foreign currency of $13,790)..................................     1,087,239
  Interest receivable...........................................................       954,326
  Prepaid expenses..............................................................         2,965
  Unrealized appreciation on forward currency contracts (Note 5)................        40,019
                                                                                  ------------
    Total Assets................................................................                 $ 50,418,703
LIABILITIES:
  Payable for investments purchased.............................................       706,250
  Income distribution payable...................................................       343,930
  Investment advisory fee payable (Note 2)......................................        35,872
  Other payables and accrued expenses...........................................        82,206
                                                                                  ------------
    Total Liabilities...........................................................                    1,168,258
                                                                                                 ------------
NET ASSETS                                                                                       $ 49,250,445
                                                                                                 ------------
                                                                                                 ------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 4,968,891
   issued and outstanding (Note 4)..............................................  $      4,969
  Additional paid-in-capital....................................................    47,125,815
  Accumulated dividends in excess of net investment income......................      (385,680)
  Accumulated net realized loss on investments and foreign currency
   transactions.................................................................      (227,168)
  Net unrealized appreciation on investments and foreign currency
   transactions.................................................................     2,732,509
                                                                                  ------------
NET ASSETS......................................................................                 $ 49,250,445
                                                                                                 ------------
                                                                                                 ------------
NET ASSET VALUE PER SHARE.......................................................                        $9.91
                                                                                                 ------------
                                                                                                 ------------

    The accompanying notes are an integral part of the financial statements.
20

                      THE OFFITBANK INVESTMENT FUND, INC.
             STATEMENT OF ASSETS AND LIABILITIES--DECEMBER 31, 1995

                                  (CONTINUED)

                            NEW YORK MUNICIPAL FUND

------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $12,101,318) (Note 1a).........................  $     12,401,237
  Receivable for investments sold...............................................           102,884
  Interest receivable...........................................................           195,490
  Receivable from advisor.......................................................            58,913
  Receivable for fund shares sold...............................................             8,101
  Deferred organization expense.................................................            23,419
                                                                                  ----------------
    Total Assets................................................................                     $     12,790,044
LIABILITIES:
  Payable for investments purchased.............................................           242,247
  Income distribution payable...................................................             7,293
  Accrued expenses..............................................................            24,597
                                                                                  ----------------
    Total Liabilities...........................................................                              274,137
                                                                                                     ----------------
NET ASSETS......................................................................                     $     12,515,907
                                                                                                     ----------------
                                                                                                     ----------------
Net assets consist of:
  Shares of capital stock, $.001 par value per share; 1,195,830
   issued and outstanding (Note 4)..............................................  $          1,195
  Additional paid-in-capital....................................................        12,209,082
  Accumulated net realized gain on investments..................................             5,711
  Net unrealized appreciation on investments....................................           299,919
                                                                                  ----------------
NET ASSETS......................................................................                     $     12,515,907
                                                                                                     ----------------
                                                                                                     ----------------
NET ASSET VALUE PER SHARE.......................................................                               $10.47
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                HIGH YIELD FUND

                                                                                                         FOR THE YEAR
                                                                                                                ENDED
                                                                                                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest......................................................................  $     36,647,565
  Dividend......................................................................           704,304
                                                                                  ----------------
    Total income................................................................                     $     37,351,869
EXPENSES:
  Advisory fee (Note 2).........................................................         2,884,016
  Administrative services (Note 2)..............................................           536,814
  Custodian fees and expenses...................................................           233,846
  Registration fees.............................................................           123,260
  Professional..................................................................            77,847
  Printing......................................................................            45,851
  Transfer and shareholder servicing agent fees (Note 2)........................            21,360
  Fund accounting fee and expenses (Note 2).....................................            38,165
  Insurance.....................................................................            25,076
  Trustees' fees................................................................             3,916
  Miscellaneous.................................................................            45,710
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                            4,035,861
    Less: expenses/fees waived (Note 2).........................................                             (268,407)
                                                                                                     ----------------
    Net expenses................................................................                            3,767,454
                                                                                                     ----------------
NET INVESTMENT INCOME...........................................................                           33,584,415
                                                                                                     ----------------
Net realized and unrealized gain (loss): (Note 5)
  Net realized gain on investments..............................................           285,277
  Net realized gain on foreign currency transactions............................           243,545
  Net change in unrealized appreciation on investments..........................        22,052,489
  Net change in unrealized depreciation on foreign currency transactions........            39,469
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                           22,620,780
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $     56,205,195
                                                                                                     ----------------
                                                                                                     ----------------

                             EMERGING MARKETS FUND

                                                                                                         FOR THE YEAR
                                                                                                                ENDED
                                                                                                    DECEMBER 31, 1995
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax withholding of $61,856) (Note 3).................  $      3,977,593
                                                                                  ----------------
    Total income................................................................                     $      3,977,593
EXPENSES:
  Advisory fee (Note 2).........................................................           312,096
  Professional..................................................................            45,517
  Administrative services (Note 2)..............................................            52,016
  Custodian fees and expenses...................................................            43,367
  Registration fees.............................................................            47,212
  Fund accounting fee and expenses (Note 2).....................................            30,000
  Printing......................................................................             8,992
  Trustees' fees................................................................             3,917
  Insurance.....................................................................             3,966
  Transfer and shareholder servicing agent fees (Note 2)........................             4,418
  Miscellaneous.................................................................            46,889
                                                                                  ----------------
    Total expenses/fees before waivers..........................................                              598,390
    Less: expenses/fees waived (Note 2).........................................                              (78,163)
                                                                                                     ----------------
    Net expenses................................................................                              520,227
                                                                                                     ----------------
NET INVESTMENT INCOME...........................................................                            3,457,366
                                                                                                     ----------------
Net realized and unrealized gain (loss): (Note 5)
  Net realized gain on investments..............................................           347,716
  Net realized loss on foreign currency transactions............................          (120,599)
  Net change in unrealized appreciation on investments..........................         4,032,637
  Net change in unrealized gain on foreign currency transactions................            40,462
                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency
  transactions..................................................................                            4,300,216
                                                                                                     ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................                     $      7,757,582
                                                                                                     ----------------
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.
22

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                    FOR THE PERIOD FROM
                                                                                         APRIL 3, 1995*
                                                                              THROUGH DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income...............................................................  $ 279,456
                                                                                  ---------
    Total income................................................................              $ 279,456
EXPENSES:
  Fund accounting fee and expenses (Note 2).....................................     27,192
  Professional..................................................................     31,869
  Advisory fee (Note 2).........................................................     23,448
  Custodian fees and expenses...................................................      6,150
  Administrative services (Note 2)..............................................      8,793
  Registration..................................................................      2,760
  Trustees' fees................................................................      2,667
  Printing......................................................................      7,930
  Transfer and shareholder servicing agent fees (Note 2)........................      1,662
  Amortization of organization expenses.........................................      4,119
  Miscellaneous.................................................................      6,481
                                                                                  ---------
    Total expenses/fees before waivers..........................................                123,071
    Less: expenses/fees waived (Note 2).........................................                (90,986)
                                                                                              ---------
    Net expenses................................................................                 32,085
                                                                                              ---------
NET INVESTMENT INCOME...........................................................                247,371
                                                                                              ---------
Net realized and unrealized gain (loss):
  Net realized gain on investments..............................................     11,983
  Net unrealized appreciation on investments....................................    299,919
                                                                                  ---------
Net realized and unrealized gain on investments.................................                311,902
                                                                                              ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................              $ 559,273
                                                                                              ---------
                                                                                              ---------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                                                      FOR THE YEAR        FOR THE PERIOD FROM
                                                                             ENDED             MARCH 2, 1994*
                                                                 DECEMBER 31, 1995  THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................................        $33,584,415                $12,499,514
  Net realized gain (loss) on investments and foreign currency
   transactions................................................            528,822                   (118,093)
  Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency transactions...............         22,091,958                 (6,267,434)
                                                                 -----------------  -------------------------
  Net increase in net assets resulting from operations.........         56,205,195                  6,113,987
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:..............
  Net investment income........................................        (33,572,903)               (12,673,292)
  Realized gains...............................................           (316,224)                         0
                                                                 -----------------  -------------------------
  Total dividends and distributions to shareholders............        (33,889,127)               (12,673,292)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...        234,457,225                228,843,060
                                                                 -----------------  -------------------------
  Total increase in net assets.................................        256,773,293                222,283,755
NET ASSETS:
  Beginning of period..........................................        222,317,088                     33,333
                                                                 -----------------  -------------------------
  End of period................................................       $479,090,381               $222,317,088
                                                                 -----------------  -------------------------
                                                                 -----------------  -------------------------

                             EMERGING MARKETS FUND

                                                                      FOR THE YEAR        FOR THE PERIOD FROM
                                                                             ENDED             MARCH 8, 1994*
                                                                 DECEMBER 31, 1995  THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income........................................         $3,457,366                 $2,164,046
  Net realized gain/(loss) on investments and foreign currency
   transactions................................................            227,117                 (1,991,878)
  Net change in unrealized appreciation/(depreciation) on
   investments and foreign currency transactions...............          4,073,099                 (1,340,590)
                                                                 -----------------  -------------------------
  Net increase (decrease) in net assets resulting from
   operations..................................................          7,757,582                 (1,168,422)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income........................................         (2,305,453)                (2,164,046)
  Return of capital............................................         (1,151,913)                         0
                                                                 -----------------  -------------------------
  Total dividends and distribution to shareholders.............         (3,457,366)                (2,164,046)
                                                                 -----------------  -------------------------
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share transactions...         16,833,223                 31,416,141
                                                                 -----------------  -------------------------
  Total increase in net assets.................................         21,133,439                 28,083,673
NET ASSETS:
  Beginning of period..........................................         28,117,006                     33,333
                                                                 -----------------  -------------------------
  End of period................................................        $49,250,445                $28,117,006
                                                                 -----------------  -------------------------
                                                                 -----------------  -------------------------

                            NEW YORK MUNICIPAL FUND

                                                                FOR THE PERIOD FROM
                                                                     APRIL 3, 1995*
                                                                   THROUGH DECEMBER
                                                                           31, 1995
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.......................................             $247,371
  Net realized gain on investments............................               11,983
  Net unrealized appreciation on investments..................              299,919
                                                                -------------------
  Net increase in net assets resulting from operations........              559,273
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:.............
  Net investment income.......................................             (250,088)
  Realized gains..............................................               (3,555)
                                                                -------------------
  Total dividends and distributions to shareholders...........             (253,643)
CAPITAL STOCK TRANSACTIONS (NOTE 4):
  Net increase in net assets from capital share
   transactions...............................................           12,210,237
                                                                -------------------
  Total increase in net assets................................           12,515,867
NET ASSETS:
  Beginning of period.........................................                   40
                                                                -------------------
  End of period...............................................          $12,515,907
                                                                -------------------
                                                                -------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.
24

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                                                                          FOR THE PERIOD FROM MARCH
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK                                      FOR THE YEAR                    2, 1994*
  OUTSTANDING THROUGH THE PERIOD:                                               ENDED DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................         $   9.25                   $  10.00
                                                                                       --------                   --------
  Net investment income.......................................................             0.90                       0.72
  Net realized and unrealized gain/(loss).....................................             0.67                      (0.75)
                                                                                       --------                   --------
  Total from investment operations............................................             1.57                      (0.03)
                                                                                       --------                   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................            (0.89)                     (0.72)
  Realized gains..............................................................            (0.01)                         0
                                                                                       --------                   --------
Total dividends and distributions.............................................            (0.90)                     (0.72)
                                                                                       --------                   --------
NET ASSET VALUE, END OF PERIOD................................................         $   9.92                   $   9.25
                                                                                       --------                   --------
                                                                                       --------                   --------
TOTAL INVESTMENT RETURN+:.....................................................           17.72%                       -.27%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................         $479,090                   $222,317
Ratios to average net assets:
  Expenses....................................................................            1.05%(2)                   1.14%(1)(2)
  Net investment income.......................................................            9.38%                      8.97%(1)
PORTFOLIO TURNOVER RATE.......................................................              34%                        42%

---------------
* Commencement of operations
(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Administrator, the above annualized expense ratio would have been 1.13% and 1.22% for the period ended December 31, 1995, and December 31, 1994, respectively.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

                             EMERGING MARKETS FUND

                                                                                                                FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK                                      FOR THE YEAR              MARCH 8, 1994*
  OUTSTANDING THROUGH THE PERIOD:                                               ENDED DECEMBER 31, 1995   THROUGH DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................         $   8.84                   $  10.00
                                                                                       --------                   --------
  Net investment income.......................................................             0.90                       0.81
  Net realized and unrealized (loss)..........................................             1.07                      (1.16)
                                                                                       --------                   --------
  Total from investment operations............................................             1.97                      (0.35)
                                                                                       --------                   --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................            (0.60)                     (0.81)
  Return of Capital...........................................................            (0.30)                         0
                                                                                       --------                   --------
Total dividends and distributions.............................................            (0.90)                     (0.81)
                                                                                       --------                   --------
NET ASSET VALUE, END OF PERIOD................................................         $   9.91                   $   8.84
                                                                                       --------                   --------
                                                                                       --------                   --------
TOTAL INVESTMENT RETURN+:.....................................................           23.38%                      -3.82%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................         $ 49,250                   $ 28,117
Ratios to average net assets:
  Expenses....................................................................            1.50%(2)                   1.50%(1)(2)
  Net investment income.......................................................            9.97%                     10.39%(1)
PORTFOLIO TURNOVER RATE.......................................................              60%                        47%

---------------
* Commencement of operations
(1) Annualized.
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above annualized expense ratio would have been 1.73% and 1.80% for the period ended December 31, 1995 and December 31, 1994, respectively.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

    The accompanying notes are an integral part of the financial statements.

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                            NEW YORK MUNICIPAL FUND

                                                                                      FOR THE PERIOD FROM
SELECTED RATIOS AND DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGH THE              APRIL 3, 1995*
  PERIOD:                                                                       THROUGH DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD..........................................          $  10.00
                                                                                         -------
  Net investment income.......................................................              0.33
  Net realized and unrealized gains on investments............................              0.47
                                                                                         -------
  Total from investment operations............................................              0.80
                                                                                         -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.......................................................             (0.32)
  Capital gains...............................................................             (0.01)
                                                                                         -------
Total dividends and distributions.............................................             (0.33)
                                                                                         -------
NET ASSET VALUE, END OF PERIOD................................................          $  10.47
                                                                                         -------
                                                                                         -------
TOTAL INVESTMENT RETURN+:.....................................................              8.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....................................          $ 12,516
Ratios to average net assets:
  Expenses....................................................................              0.54%(1)(2)
  Net investment income.......................................................              4.20%(1)
PORTFOLIO TURNOVER RATE.......................................................               35%

---------------
* Commencement of operations
(1) Annualized
(2) If the Fund had borne all expenses that were assumed or waived by the Advisor and Administrator, the above annualized expense ratio would have been 2.09%.
+Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.

    The accompanying notes are an integral part of the financial statements.
26

                      THE OFFITBANK INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund operates as a non-diversified, open-end management investment company. The Company consists of seven separately managed funds. OFFITBANK High Yield Fund, OFFITBANK Investment Grade Global Debt Fund, OFFITBANK Emerging Markets Fund, OFFITBANK National Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK New York Municipal Fund and OFFITBANK Global Convertible Fund. Of these, only the High Yield, Emerging Markets and New York Municipal Funds have commenced operations on March 2, 1994, March 8, 1994 and April 3, 1995, respectively. Prior to March 2, 1994, the Company had no operations other than those relating to organizational matters and the issuance to Furman Selz Incorporated at $10.00 per share of 3,333, 3,333 and 3,334 shares, respectively, of OFFITBANK High Yield, OFFITBANK Investment Grade Global Debt and OFFITBANK Emerging Markets Funds (collectively referred to as the "Funds"). On March 2, 1994 8,653,427 shares of OFFITBANK High Yield Fund were exchanged for portfolio securities with an aggregate value of $86,534,272. This exchange represented a transfer of assets from The Senior Securities Fund, L.P. (the "Partnership"); the Partnership's investment adviser was OFFITBANK (the "Adviser") and the general partner was an affiliate of the Adviser.

The preparation of financial statements prepared in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following are significant accounting policies followed by the Company in the preparation of its financial statements:

a. VALUATION OF SECURITIES. Equity securities held by a Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities quoted in foreign currencies initially are valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

b. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

i. market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

ii. purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The resultant exchange gains and losses are included in the Statement of Operations.

c. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the New York Municipal Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with the Fund's commencement of operations. OFFITBANK assumed the organizational expenses for the High Yield and Emerging Markets Funds.

d. ALLOCATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund in relation to the net assets of each Fund or on another reasonable basis.

e. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

f. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income are declared daily and paid quarterly in the case of the Emerging Markets Fund and monthly for the High Yield and New York Municipal Funds. Distributions of net realized gains are normally declared and paid at least annually by each Fund.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require a reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

g. FEDERAL INCOME TAXES. Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

2. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser. The Investment Advisory Agreement provides that each Fund pays the Adviser an investment advisory fee that is calculated and paid monthly at the annual rates of .40% of net assets for the New York Municipal Fund, .85% on the first $200,000,000 of net assets and .75% on amounts in excess thereof in the case of the High Yield Fund, and .90% on the first $200,000,000 and .80% on amounts in excess thereof in the case of the Emerging Markets Fund, of each Fund's average daily net assets. The Adviser provides portfolio management and certain administrative, clerical and bookkeeping services for the Company. For the year ended December 31, 1995, the Adviser was entitled to fees of $2,884,016 for the High Yield Fund, $312,096 for the Emerging Markets Fund, and $23,448 for the New York Municipal Fund. The Adviser waived fees of $52,155 for the Emerging Markets Fund and $23,280 for the New York Municipal Fund.

Furman Selz LLC ("Furman Selz") provides the Company with administrative, fund accounting, dividend disbursing and transfer agency services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays Furman Selz a monthly fee for its services which on an annualized basis will not exceed .15% of the average daily net assets of the Company. The fees are allocated among the Funds on the basis of their relative net assets. For the year ended December 31, 1995, Furman Selz was entitled to fees of $536,814 for the High Yield Fund, $52,016 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund. Furman Selz waived fees of $268,407 for the High Yield Fund, $26,008 for the Emerging Markets Fund and $8,793 for the New York Municipal Fund.

As Administrator, Furman Selz provides the Funds with fund accounting related services. For these services Furman Selz is paid a fee of $2,500 per month per Fund. For the year ended December 31, 1995, Furman Selz earned fees, including reimbursement of out of pocket expenses, of $38,165, $30,000 and $27,192 for the High Yield, Emerging Markets Fund and New York Municipal Fund, respectively. Furman Selz acts as Transfer Agent for the Fund and receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the year ended December 31, 1995, Furman Selz was entitled to fees of $21,360 for the High Yield Fund, $4,418 for the Emerging Markets Fund and $1,662 for the New York Municipal Fund.

OFFITBANK has voluntarily agreed to cap the expense ratio for the New York Municipal Fund at 0.55%. In order to maintain this ratio, the Adviser has agreed to reimburse the Fund $58,913.

The Company has entered into a distribution agreement (the "Distribution Agreement") with OFFIT Funds Distributor, Inc. an affiliate of Furman Selz. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. Under the Plan of Distribution, each Fund is authorized to spend up to 0.25% of its average daily net assets to compensate the Distributor for its services. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. For the year ended December 31, 1995, no distribution costs were incurred.

3. INVESTMENTS. Purchases and sales of securities for the year ended December 31, 1995, other than short-term securities, aggregated $320,118,978 and $112,261,736 for the High Yield Fund, $44,274,204 and $15,499,351 for the
Emerging Markets Fund and $23,235,759 and $11,541,800 for New York Municipal Fund. The cost of securities is substantially the same for Federal income tax purposes as it is for financial reporting purposes.

                                          EMERGING    NEW YORK
                            HIGH YIELD    MARKETS    MUNICIPAL
                            -----------  ----------  ----------
Aggregate cost............  $437,732,266 $45,641,341 $12,101,318
                            -----------  ----------  ----------
                            -----------  ----------  ----------
Gross unrealized
 appreciation.............  $19,342,329  $2,766,290  $  299,919
Gross unrealized
 depreciation.............   (3,553,092)    (73,477)          0
                            -----------  ----------  ----------
Net unrealized
 appreciation.............  $15,789,237  $2,692,813  $  299,919
                            -----------  ----------  ----------
                            -----------  ----------  ----------

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

4. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation, permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the years ended December 31, 1995 and December 31, 1994, were as follows:

                                          HIGH YIELD FUND
                         --------------------------------------------------
                                YEAR ENDED               PERIOD ENDED
                            DECEMBER 31, 1995         DECEMBER 31, 1994
                         ------------------------  ------------------------
                           SHARES       AMOUNT       SHARES       AMOUNT
                         ----------  ------------  ----------  ------------
Beginning balance......  24,029,315  $233,612,861       3,334  $     33,333
                         ----------  ------------  ----------  ------------
Shares sold............  26,556,487   256,321,969  25,384,239   246,382,259
Shares issued in
 reinvestment of
 dividends and
 distributions.........   2,237,907    21,843,278     942,483     8,874,728
Shares redeemed........  (4,512,995)  (43,708,022) (2,300,741)  (21,677,459)
                         ----------  ------------  ----------  ------------
Net increase...........  24,281,399   234,457,225  24,025,981   233,579,528
                         ----------  ------------  ----------  ------------
Ending balance.........  48,310,714  $468,070,086  24,029,315  $233,612,861
                         ----------  ------------  ----------  ------------
                         ----------  ------------  ----------  ------------

                                          EMERGING MARKETS FUND
                             -----------------------------------------------
                                   YEAR ENDED              PERIOD ENDED
                                DECEMBER 31, 1995       DECEMBER 31, 1994
                             -----------------------  ----------------------
                               SHARES      AMOUNT      SHARES      AMOUNT
                             ----------  -----------  ---------  -----------
Beginning balance..........   3,180,297  $31,449,474      3,334  $    33,333
                             ----------  -----------  ---------  -----------
Shares sold................   2,699,458   25,099,840  3,093,896   30,656,902
Shares issued in
 reinvestment of dividends
 and distributions.........     231,369    2,172,548    155,505    1,471,277
Shares redeemed............  (1,142,233) (10,439,165)   (72,438)    (712,038)
                             ----------  -----------  ---------  -----------
Net increase...............   1,788,594   16,833,223  3,176,963   31,416,141
                             ----------  -----------  ---------  -----------
Ending balance.............   4,968,891  $48,282,697  3,180,297  $31,449,474
                             ----------  -----------  ---------  -----------
                             ----------  -----------  ---------  -----------

                           NEW YORK MUNICIPAL FUND
                           -----------------------
                                PERIOD ENDED
                              DECEMBER 31, 1995
                           -----------------------
                             SHARES      AMOUNT
                           ----------  -----------
Beginning balance........           4  $        40
                           ----------  -----------
Shares sold..............   1,507,243   15,433,921
Shares issued in
 reinvestment of
 dividends and
 distributions...........      19,264      198,979
Shares redeemed..........    (330,681)  (3,422,663)
                           ----------  -----------
Net increase.............   1,195,826   12,210,237
                           ----------  -----------
Ending balance...........   1,195,830  $12,210,277
                           ----------  -----------
                           ----------  -----------

In connection with the transfer  of assets of the  High Yield Fund described  in
Note 1, $4,736,468 was credited to unrealized appreciation, representing unrealized appreciation on the portfolio securities received from the partnership on the transfer date.

5. DERIVATIVE INSTRUMENTS. The Funds may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. The Funds enter into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

Each of the Funds is also permitted to enter into swap agreements to manage interest rate or currency exposure. Swap agreements involve the commitment to exchange with another party cash flows which are based upon the application of interest rates, currency movements or other financial indices to a notional principal amount. Gains and losses associated with currency swap transactions entered into by the Emerging Markets Fund are included in realized gains and losses on foreign currency transactions.
A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. The Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign exchange. Fluctuations in the value of forward contracts held at December 31, 1995 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The tables below indicate the High Yield Fund's and Emerging Markets Fund's outstanding forward currency contract positions at December 31, 1995.

HIGH YIELD FUND

                                                   VALUE ON                    UNREALIZED
                                                    ORIGI-       VALUE AT     APPRECIATION
                         CONTRACT     MATURITY      NATION     DECEMBER 31,     (DEPREC-
            CURRENCY      AMOUNTS       DATE         DATE          1995         IATION)
           -----------  -----------  -----------  -----------  -------------  ------------
Buy               CHF   $   527,500      1-8-96   $   377,865   $   457,712    $   79,847
Sell              CHF      (527,500)     1-8-96      (366,065)     (457,712)      (91,647)
Buy               CHF     1,582,500      1-8-96     1,133,596     1,373,135       239,539
Sell              CHF    (1,582,500)     1-8-96    (1,141,775)   (1,373,135)     (231,360)
Sell              CAD    (5,000,000)    2-14-96    (3,695,901)   (3,662,000)       33,901
Buy               CHF       434,600     3-11-96       294,444       379,580        85,136
Sell              CHF      (434,600)    3-11-96      (303,492)     (379,580)      (76,088)
Buy               CHF     1,575,000     3-18-96     1,092,233     1,376,708       284,475
Sell              CHF    (1,575,000)    3-18-96    (1,112,288)   (1,376,708)     (264,420)
Buy               CHF       308,750     5-30-96       270,833       271,885         1,052
Sell              CHF      (308,750)    5-30-96      (248,690)     (271,885)      (23,195)
                                                                              ------------
Net unrealized depreciation on forward positions............................   $   37,240
                                                                              ------------
                                                                              ------------

EMERGING MARKETS FUND

                                                   VALUE ON                    UNREALIZED
                                                    ORIGI-       VALUE AT     APPRECIATION
                         CONTRACT     MATURITY      NATION     DECEMBER 31,     (DEPREC-
            CURRENCY      AMOUNTS       DATE         DATE          1995          IATION)
           -----------  -----------  -----------  -----------  -------------  -------------
Sell              DEM   $(1,390,000)    2-21-96   $(1,000,648)  $  (960,629)    $  40,019

A purchased option contract gives the Fund the right to sell (puts) or purchase (calls) a specified amount of foreign currency at a fixed price. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. Such options are reflected at value in the Fund's portfolio of investments.

The Emerging Markets Fund also is invested in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

6. OTHER MATTERS. The Emerging Markets Fund and the High Yield Fund invest in obligations of foreign entities

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
and securities denominated in foreign currencies that involve risk not typically involved in domestic investments. Such risks include fluctuations in foreign exchange rates, ability to convert proceeds into U.S. dollars, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

7. FEDERAL INCOME TAX STATUS. During the year ended December 31, 1995, the Emerging Markets Fund and High Yield Fund utilized their capital loss carryovers of $81,854 and $133,424 respectively. At December 31, 1995, the Emerging Markets Fund had available net capital loss carryovers of $170,976, which will be available through December 31, 2002 to offset future capital gains, to the extent provided by regulations.

The Emerging Markets Fund has incurred $29,039 and $1,731 of post-October net capital and foreign currency losses during the year ended December 31, 1995. These losses are deemed to arise on the first business day of the next taxable year.

As of December 31, 1995, the Emerging Markets and High Yield Funds had permanent book/tax differences primarily attributable to foreign currency gains and losses. To reflect reclassifications arising from permanent book/tax differences as of December 31, 1995, the Emerging Markets Fund charged paid in capital $1,151,913, accumulated dividends in excess of net investment income was charged $385,680 and accumulated net realized loss was credited $1,537,593. The High Yield Fund reclassified $99,777 between net investment income and realized capital gains; paid in capital was not affected.

                       REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------------------------------------

To the Board of Directors
and Shareholders of The
OFFITBANK Investment Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments appearing on pages 4 through 9, 12 through 14, and 17 through 19, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund and OFFITBANK New York Municipal Fund (the "Funds," each constituting a portfolio of The OFFITBANK Investment Fund, Inc.) at December 31, 1995, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 15, 1996